Non-controlling interests	12 Months Ended
Dec. 31, 2015
Non-controlling interests.
Non-controlling interests

8. Non-controlling interests

The following table summarizes the Company’s non-controlling interests:

	As of December 31, 2014	As of December 31, 2015
	(In thousands)
Weibo	$257,244	$299,824
Others	18,254	11,572

Total	$275,498	$311,396

Non-controlling interests related to Weibo mainly represent Weibo’s cumulative results of operations and changes in equity (deficit) attributable to non-controlling shareholders, along with non-controlling shareholders’ original investments for the ordinary and preferred shares issued by Weibo. See Note 7 — Investment in Weibo for further details.